UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2009

DUNCAN ENERGY PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33266	20-5639997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2009, EPCO Inc. (“EPCO”), Enterprise GP Holdings L.P. (“EPE”), EPE Holdings, LLC (“EPE GP”), Enterprise Products Partners L.P. (the “EPD”), Enterprise Products Operating LLC, (“EPOLLC”), Enterprise Products GP, LLC (“EPD GP”), Enterprise Products OLPGP, Inc. (“EPD OLPGP”), DEP Holdings, LLC (“DEP Holdings”), Duncan Energy Partners L.P. (the “Partnership”), DEP Operating Partnership, L.P. (“DEP Operating Partnership” and together with DEP Holdings and the Partnership, the “DEP Partnership Entities”), TEPPCO Partners, L.P. (“TEPPCO”), Texas Eastern Products Pipeline Company, LLC (“TPP GP”), TE Products Pipeline Company, LLC, TEPPCO Midstream Companies, LLC, TCTM, L.P. and TEPPCO GP, Inc. (such latter four parties, together with TPP GP, TEPPCO, the DEP Partnership Entities, EPD OLPGP, EPD GP, EPOLLC, EPD, EPE GP and EPE, and any affiliate controlled by any of them, being referred to herein as the “Partnership Entities”) executed and delivered the Fifth Amended and Restated Administrative Services Agreement, dated January 30, 2009 (the “Fifth ASA”), which amended and restated the Fourth Amended and Restated Administrative Services Agreement (the “Fourth ASA”) (as amended from time to time, the “ASA”).  EPCO and the Partnership Entities, including the Partnership, are controlled by Dan L. Duncan.  The Partnership’s relationships with EPCO, the Partnership Entities and Mr. Duncan are more fully described in the Partnership’s annual and quarterly reports filed with the SEC.

The ASA governs administrative, management and operating services provided by EPCO to the Partnership Entities, and provides for reimbursement to EPCO from the Partnership Entities of all of EPCO's costs and expenses that are directly or indirectly related to the business or activities of the Partnership Entities.

The Fifth ASA amends Section 2.2 of the Fourth ASA to explicitly provide for the cash reimbursement by the Partnership to EPCO of the Partnership’s allocated share of distributions of cash or securities, if any, made by EPCO Unit L.P. to its Class B limited partners that perform services for the Partnership.  As previously disclosed, EPCO formed EPCO Unit L.P. to serve as an incentive arrangement for certain executives of DEP Holdings through a “profits interest” in Common Units of EPD.  The Fifth ASA also amends the Fourth ASA by extending the term under which EPCO provides services to the Partnership Entities from December 2010 to December 2013 and making other updating and conforming changes.

This report contains only a summary of certain amendments to and provisions of the ASA. The summary does not purport to be complete and is qualified by reference to the ASA, which is filed as an exhibit hereto.  The ASA contains representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or any other person.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1
Fifth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating LLC, Enterprise Products GP, LLC, Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., EPE Holdings, LLC, DEP Holdings, LLC, Duncan Energy Partners L.P., DEP OLPGP, LLC, DEP Operating Partnership L.P., TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, LLC, TEPPCO Midstream Companies, LLC, TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2009 (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Enterprise Products Partners L.P. on February 5, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P.

	By:	DEP Holdings, LLC,
its General Partner

Date: February 5, 2009	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of DEP Holdings, LLC

Exhibit Index
Exhibit No.	Description

10.1
Fifth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating LLC, Enterprise Products GP, LLC, Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., EPE Holdings, LLC, DEP Holdings, LLC, Duncan Energy Partners L.P., DEP OLPGP, LLC, DEP Operating Partnership L.P., TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, LLC, TEPPCO Midstream Companies, LLC, TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2009 (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Enterprise Products Partners L.P. on February 5, 2009).

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